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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Table of Contents

Section 2 - Results of Operations and Financial Condition

Item 2.02 Results of Operations and Financial Condition

On October 27, 2004, the Registrant issued a press release regarding its fourth quarter and fiscal 2004 results. The Registrant is filing this press release as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:

Exhibit 99.01: Press Release dated October 27, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 27, 2004	By:	/s/Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.01:	Press Release Entitled: NEW JERSEY RESOURCES REPORTS FISCAL 2004 RESULTS; INCREASES DIVIDEND 4.6 PERCENT